UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2022

Date of Report (Date of earliest event reported)

ABRI SPAC I, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9663 Santa Monica Blvd., No. 1091 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(424) 732-1021

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	ASPAU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	ASPA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	ASPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

To the extent required by Item 7.01 of Form 8-K, the disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

Item 8.01. Other Events.

On April 13, 2022, Abri SPAC I, Inc. (the “Company”), and Continental Stock Transfer & Trust Company (the “Warrant Agent”), entered into a supplement (the “Supplement to Warrant Agreement”) to the Warrant Agreement, dated as of August 9, 2021 (the “Warrant Agreement”) by and between the Company and the Warrant Agent in connection with the Company’s initial public offering of 5,733,920 units (the “Units”) of the Company, each Unit consisting of one share of common stock, par value $0.0001 per share of the Company (the “Common Stock”) and one warrant (the “Warrants”), each Warrant entitling its holder to purchase one share of Common Stock. The Supplement to Warrant Agreement is being made pursuant to Section 9.8 of the Warrant Agreement which states the Warrant Agreement may be amended by the parties thereto by executing a supplemental warrant agreement without the consent of any of the warrant holders, for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained therein. The Supplement to Warrant Agreement is being executed solely to correct an ambiguity provision contained in Section 2.5 of the Warrant Agreement to clarify that the lock-up period for the Private Warrants extends to 30 days after the completion of our initial business combination.

On April 13, 2022 the Company and Abri Ventures I, LLC, the Company’s sponsor (the “Sponsor”), entered into an amendment (the “Subscription Agreement Amendment”) to the Private Placement Unit Subscription Agreement, dated August 9, 2021 by and between the Company and the Sponsor (the “Subscription Agreement”) in connection with the Company’s initial public offering where the Sponsor purchased 294,598 private units (the “Private Units”), each Private Unit consisting of one share of Common Stock and one Warrant (each, a “Private Warrant”), each Private Warrant entitling its holder to purchase one share of Common Stock. Section 10.3 of the Subscription Agreement provides the ability to amend the Subscription Agreement if signed by all parties thereto. The Subscription Agreement Amendment is being executed solely to clarify that the lock-up period for the Private Units extends to 30 days after the completion of our initial business combination.

The foregoing description of each of the Supplement to Warrant Agreement and the Subscription Agreement Amendment is qualified in its entirety by reference to the Supplement to Warrant Agreement and the Subscription Agreement Amendment, which are filed as Exhibit 4.1 and 4.2, respectively, to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Supplement to Warrant Agreement dated April 13, 2022
4.2.	Subscription Agreement Amendment dated April 13, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2022

ABRI SPAC I, INC.

By:	/s/ Jeffrey Tirman
Name:	Jeffrey Tirman
Title:	Chief Executive Officer

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